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                         JANUS RETIREMENT ADVANTAGE(R)
                               VARIABLE ANNUITY

                                Issued Through
                         WRL SERIES ANNUITY ACCOUNT B
                                      By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                        Supplement Dated July 19, 2001
    To Prospectus and Statement of Additional Information Dated May 1, 2001


Please use this supplement with the Janus Retirement Advantage(R) prospectus dated May 1, 2001. Read it carefully and keep it with your May 1, 2001 prospectus for future reference.

On or about April 27, 2001, as amended on June 21, 2001, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and Janus Aspen Series (the "Trust") filed an application with the Securities and Exchange Commission seeking an order to permit Western Reserve to substitute shares of the Flexible Income Portfolio (the "Flexible Income Portfolio") of the Trust for shares of the High-Yield Portfolio (the "High-Yield Portfolio") of the Trust that are currently held by a corresponding subaccount of the WRL Series Annuity Account B (the "Account") under the Janus Retirement Advantage(R) variable annuity contract (the "Contract"). To the extent required by law, Western Reserve will also obtain approvals of this substitution from the state insurance regulators in various jurisdictions.

If the proposed substitution occurs, the Flexible Income Portfolio will replace the High-Yield Portfolio as an investment option under the Contract as described in the May 1, 2001 prospectus, the High-Yield subaccount will be closed, and units in the High-Yield subaccount will be converted into units of the Flexible Income subaccount.

Western Reserve intends to carry out the proposed substitution after all necessary regulatory approvals have been obtained (anticipated to be on or after August 30, 2001). If carried out, the proposed substitution would result in the involuntary reinvestment of a Contract owner's annuity value that remained invested in the High-Yield Portfolio on or after August 30, 2001.

If your current premium allocation schedule includes the High-Yield Portfolio or if you have included the High-Yield Portfolio in a dollar cost averaging or systematic partial withdrawal program, then we will substitute the Flexible Income Portfolio for the High-Yield Portfolio on the date of the substitution.

The investment objective of the Flexible Income Portfolio is to obtain maximum total return, consistent with preservation of capital. Contract owners and prospective purchasers should read carefully the Trust prospectus attached to the May 1, 2001 Janus Retirement Advantage(R) prospectus that was sent to owners around that date. Additional copies of the Janus Retirement Advantage(R) and Trust prospectus are available from Western Reserve by calling 1-800-504-4440.

From the date of this supplement until 30 days after the date of the proposed substitution, each Contract owner will have the ability to make one transfer of
                                                                ---
all amounts he/she currently has invested in the High-Yield subaccount to one
---
other subaccount available under the Contract. That transfer will not count as one of the 12 free transfers permitted in a Contract year. Also, Western Reserve will not exercise any rights it has reserved under the Contract to impose additional restrictions on transfers until at least 30 days after the proposed substitution.

If you have not transferred out of the High-Yield subaccount by the date of the substitution, your Contract value invested in the High-Yield subaccount will be automatically transferred to the subaccount that invests in the Flexible Income Portfolio. After the substitution, each Contract owner affected by the substitution will be sent a written confirmation statement and notice informing them that the substitution was carried out. They will be reminded that they have 30 days from the date of the substitution during which they may make one transfer of all amounts involuntarily substituted into the Flexible Income Portfolio to another subaccount without that transfer counting as one of the 12 free transfers permitted in a Contract year.

Potential investors should consider this information in making a long-term investment decision.